SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                                                                                                                                                             Date of Report (Date of earliest event reported): November 28, 2014

VitaCig, Inc.

                                                                                                                        Nevada                                                                                333-195397                                                                                           46-4597341

                                                                                                       (State or other jurisdiction                                                         (Commission File Number)                                                                            (I.R.S. Employer

                                                                                                                      of incorporation)                                                                                                                                                                             Identification No.)

433 North Camden Drive, 6th Floor, Beverly Hills, CA                                                        90210

                                                                                                                                       (Address of principal executive offices)                                                             (Zip Code)

                                                                                                                                                           Registrant’s telephone number, including area code:                                           (425) 652-5946

                                                                                                                                                                                                                                     N/A

                                                                                                                                                                                               (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “Company,” “our company,” “us,” “VitaCig,”, “we” and “our” refer to VitaCig, Inc. unless the context requires otherwise

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 28, 2014, mCig,Inc. announced that it has completed the previously announced spin-off of VitaCig, Inc.. (the “Spin-off”). Effective as of 11:59 p.m., New York City time, on November 28, 2014  (the “Distribution Date”), mCig,Inc. distributed 270,135,000 shares of common stock of VitaCig, Inc., par value $0.0001 per share (“VitaCig Common Stock”), to holders of mCig’s stockholders of record as a pro rata dividend.  The Record Date for the dividend has been set for November 28, 2014 (11/28/2014). This is the official date when a shareholder must be recorded as a shareholder of mCig, Inc. to be eligible for the dividend. The Ex-Dividend Date was set as the close of trading on November 25, 2014. This is due to the logistics of the stock market as US Stock market trades settle T+3 (3 days for settlement of all trades). On the Distribution Date, mCig, Inc. stockholders received one share of VitCig Common Stock for every one  share of common stock, par value $0.0001 per share, of mCig held as of the Record Date.  The Spin-off was completed for the purpose of legally and structurally separating VitaCig, Inc. from mCig. MCig retain 230,000,000 shares of common stock and remains as a controlling shareholder. The shares of common stock to be received by mCig shareholders were registered on a Form S-1 filed by VitaCig and declared effective by the Securities and Exchange Commission on November 5, 2014.  A copy of the press release filed by mCig, Inc. as Exhibit 99.1 to this Current Report on Form 8-K.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements include, but are not limited to, statements about the plans, objectives, expectations and intentions of mCig, including the benefits of the Spin-off, and other statements that are not historical facts.  These statements are based on the current expectations and beliefs of VitaCig’s management, and are subject to uncertainty and changes in circumstances.  VitaCig cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to changes in economic, business, competitive,  strategic or other regulatory factors, as well as factors affecting the operation of the businesses of  mCig and VitaCig.  More detailed information about certain of these and other factors may be found in filings by mCig and VitaCig with the Securities and Exchange Commission (the “SEC”). Various factors could cause actual results to differ from those set forth in the forward-looking statements including, without limitation, the risk that the anticipated benefits from the Spin-off may not be fully realized or may take longer to realize than expected.  VitaCig is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this document, whether as a result of new information, future events or otherwise.

 Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release issued November 28, 2014, by mCig, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITACIG, INC.
(Registrant)

By: /s/ Mark Linkhorst Mark Linkhorst Chief Executive Officer

Dated: December 1, 2014

Exhibit 99.1

mCig Inc. Obtains FINRA Approval for VitaCig, Inc. Dividend and Spinoff -- Ex Dividend Date Set for November 25, 2014

Nov 25, 2014

OTC Disclosure & News Service

BELLEVUE, Wash., Nov. 25, 2014 (GLOBE NEWSWIRE) -- mCig(R), Inc. (OTCQB:MCIG) ("mCig"), a technology company that owns, manufactures, and distributes the mCig(R), VitaCig(R), and Vapolution products is pleased to announce that the company has received approval from the Financial Industry Regulatory Authority ("FINRA") for the VitaCig, Inc. dividend, and spinoff.

The Record Date for the dividend has been set for November 28, 2014 (11/28/2014). This is the official date when a shareholder must be recorded as a shareholder of mCig, Inc. to be eligible for the dividend.

The Payment Date for the dividend has been set for November 28, 2014.

The Ex-Dividend Date is therefore the close of trading today (11/25/2014). This is due to the logistics of the stock market as US Stock market trades settle T+3 (3 days for settlement of all trades). The last day to purchase mCig, Inc. shares and be recorded as a record owner before the record date (11/28/2014) is today.

The company has initiated the 15c211 process for the listing and trading of VitaCig Inc. shares and will update its shareholders once listing approval and a trading symbol has been obtained by FINRA.

About mCig, Inc.

mCig, Inc. (MCIG) is a technology company focused on two long-term secular trends sweeping the globe: (1) The decriminalization and legalization of marijuana for medicinal or recreational purposes (2) The adoption of electronic vaporizing cigarettes (commonly known as "eCigs") by the world's 1.2 Billion smokers. The company manufactures and retails the mCig(R) line of products including the mCig(R) 2.0 -- the world's most affordable vaporizer priced at only $10 to the mCig(R) 3.0 -- one of the most advanced personal vaporizers on the market. Designed in the USA -- the mCig(R) provides a superior smoking experience by heating plant material, waxes, and oils delivering a smoother inhalation experience. The company also owns Vapolution, Inc. which manufactures and retails home-use vaporizers such as the Vapolution 3.0. Through its wholly owned subsidiary, VitaCig, Inc. the company manufactures and retails the VitaCig(R), a $5 nicotine-free eCig that delivers a water-vapor mixed with vitamins and natural flavors. See more at: http://www.mCig.org/, www.Vapolution.com, and www.VitaCig.org

The company believes that a well regulated marijuana industry is emerging as more states follow the lead of Washington and Colorado in legalizing marijuana. A similar trend is developing within the eCig industry following the first acquisition of an electronic cigarette brand (Blucigs) by a traditional tobacco company Lorillard Inc. for $135 million followed by another acquisition in February 2014 by Altria Group Inc. of Green Smoke for $150 million. Wells Fargo analyst Bonnie Herzog estimates that eCig sales may rise from $1 Billion in 2013 to $10 billion over the next three years.

mCig, Inc. (MCIG) has positioned itself as a first mover at the intersection of these two trends and hopes to create shareholder value by making the mCig(R) one of the leading choices for electronic consumption of plant material. - See more at: www.mcig.org/investors/investor-opportunity-subpage/

Safe Harbor Statement

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties. The factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company's ability to develop, market and sell products based on its technology; the expected benefits and efficacy of the Company's products and technology; the availability of substantial additional funding for the Company to continue its operations and to conduct research and development, and future product commercialization; and the Company's business, research, product development, regulatory approval, marketing and distribution plans and strategies.

CONTACT: Paul Rosenberg

         CEO

         1 (425) 652-5946